UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  December 14, 2004


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)

                733 Third Avenue, New York, New York 10017
           (Address of principal executive offices)  (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On December 14, 2004, Financial Federal Corporation announced that its Board of Directors has declared its first quarterly cash dividend of $0.10 per share of common stock. The dividend is payable on January 31, 2005 to stockholders of record at the close of business on January 7, 2005.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (C)  Exhibits:

     The following exhibit is filed herewith:


         99.1      Press Release dated December 14, 2004


                             EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ------------------------------------------------------
99.1            Press Release dated December 14, 2004

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

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


December 14, 2004
------------------
(Date)

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